Exhibit (q)

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, Thomas S. Condit, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ Thomas S. Condit
Thomas S. Condit

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, D. Michael Riley, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ D. Michael Riley
D. Michael Riley

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, Charles Filson, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ Charles W. Filson
Charles W. Filson

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, John Perlowski, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ John Perlowski
John Perlowski

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert M. Coen, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ Robert M. Coen
Robert M. Coen

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, John T. Collins, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Charles W. Filson, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ John T. Collins
John T. Collins

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, James C. Barr, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Charles W. Filson, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ James C. Barr
James C. Barr

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, Edgar F. Callahan, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ Edgar F. Callahan
Edgar F. Callahan

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned Rudolf J. Hanley, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Charles W. Filson, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ Rudolph J. Hanley
Rudolph J. Hanley

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gary Oakland, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ Gary Oakland
Gary Oakland

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, Betty G. Hobbs, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ Betty G. Hobbs
Betty G. Hobbs

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, Christopher Keller, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 29, 2003

/s/ Wendell A. Sebastian
Wendell A. Sebastian